UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 23, 2015 (January 21, 2015)

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2015, the Board of Directors (the “Board of Directors”) of W. R. Grace & Co. (the “Corporation”) elected Robert F. Cummings and Diane H. Gulyas as Directors and appointed each of them to the Audit, Compensation, Nominating and Governance, and Corporate Responsibility Committees. Grace has issued a press release announcing the election of Mr. Cummings and Ms. Gulyas to the Board of Directors, which is attached hereto as Exhibit 99.1.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2015, the Board of Directors approved Amended and Restated By-laws of the Corporation that include amendments to Article II, Section 2.8 and Article III, Section 3.2 of the Corporation’s By-laws effective immediately. As provided in these amendments, directors of the Corporation shall be elected by the majority of the votes cast with respect to the director; provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of votes cast. The Corporation previously determined the election of directors based on a plurality of the votes cast in the respective election. The “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a director is not elected, the director shall offer to resign from the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will consider and act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decisions of the Nominating and Corporate Governance Committee or the Board of Directors. Each director shall hold office until a successor is elected and qualified or until such director’s earlier resignation or removal.

The information set forth in this Current Report on Form 8-K regarding the Amended and Restated By-laws is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)                                 Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws adopted January 22, 2015
99.1	W. R. Grace & Co. press release dated January 23, 2015 (Election of Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron

Michael W. Conron
Assistant Secretary

Dated: January 23, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws adopted January 22, 2015
99.1	W. R. Grace & Co. press release dated January 23, 2015 (Election of Directors)